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May 7, 2001

Keith O'Connell, Esquire
Securities & Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price Spectrum Fund, Inc.
        T. Rowe Price Spectrum Income Fund
        T. Rowe Price Spectrum Growth Fund
        T. Rowe Price Spectrum International Fund
     File Nos. 033-10992/811-4998; PEA No. 16

Dear Mr. O'Connell:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned Fund's Prospectus dated May 1, 2001, which will be used for the offer and sale of Fund shares.

If you have any questions about this filing, please call me at 410-345-6601, or in my absence, Danielle Nicholson Smith at 410-345-4621.


Sincerely,
/s/Forrest R. Foss
Forrest R. Foss